UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 29, 2011

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Seventeenth St., Suite 345 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-293-5563

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

On September 30, 2011, Guaranty Bancorp (the “Company”) consummated its previously announced transaction (the “Transaction”) pursuant to the Amended and Restated Series A Convertible Preferred Stock Transaction Agreement (the “Transaction Agreement”), dated as of August 9, 2011, by and among the Company and the principal holders of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), Castle Creek Capital Partners IV, L.P. (“CC Fund IV” ), Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Relational Investors Mid-Cap Fund I, L.P. and Relational Investors Mid-Cap Fund II, L.P. (collectively, the “Investors”).  Pursuant to the Transaction Agreement and the Amended and Restated Certificate of Designations for the Series A Preferred Stock (the “Amended and Restated Certificate of Designations”), the Company issued to the holders of Series A Preferred Stock an aggregate of 7,294 shares of Series A Preferred Stock as a special payment-in-kind dividend and, immediately thereafter, issued an aggregate of 49,416,505 shares of its voting common stock, par value $0.001 per share (“Voting Common Stock”), and 2,485,502 shares of its non-voting common stock, par value $0.001 per share (“Non-Voting Common Stock”), to the holders of Series A Preferred Stock in connection with the accelerated mandatory conversion of the Series A Preferred Stock at a conversion price of $1.50 per share.  All of the shares of Non-Voting Common Stock were issued to CC Fund IV.  In addition, immediately following the consummation of the Transaction, CC Fund IV, as permitted by the Company’s Second Amended and Restated Certificate of Incorporation (“Restated Certificate”), elected with the prior approval of the Company to convert 2,609,498 shares of Voting Common Stock held by it into an equal number of shares of Non-Voting Common Stock (the “CC Fund IV Conversion”), resulting in CC Fund IV owning an aggregate of 5,095,000 shares of Non-Voting Common Stock.

Following the consummation of the Transaction and the CC Fund IV Conversion, there were 100,205,569 shares of Voting Common Stock outstanding, 5,095,000 shares of Non-Voting Common Stock outstanding and no shares of any series of preferred stock outstanding.

In connection with the Transaction and pursuant to Section 7(a) of the Transaction Agreement, on September 30, 2011, the Company also entered into Amendment No. 3 (the “Amendment”) to the Investment Agreement, dated as of May 6, 2009, as amended (the “Investment Agreement”), by and among the Company and the Investors. The Amendment clarifies that, with respect to the registration rights provided in Section 10 of the Investment Agreement, the term “Registrable Securities” (as defined in the Investment Agreement) includes all shares of Voting Common Stock issued pursuant to the Transaction (including shares of Voting Common Stock issuable upon the conversion or exchange of shares of Non-Voting Common Stock issued pursuant to the Transaction).

The terms of the Transaction Agreement, the Amended and Restated Certificate of Designations and the Transaction were previously described in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 29, 2011 and August 11, 2011.  The description of the Transaction Agreement, the Amended and Restated Certificate of Designations and the terms of the Transaction contained herein are summaries only, and are qualified in their entirety by reference to the full text of the Transaction Agreement and the Amended and Restated Certificate of Designations. A copy of the Transaction Agreement is attached as Exhibit 2.1 to the Form 8-K filed by the Company on August 11, 2011 and is incorporated herein by reference.  A copy of the Amended and Restated Certificate of Designations is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

The terms of the Investment Agreement were previously described in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 12, 2009 and August 12, 2009. The description of the Amendment contained herein is a summary only, and is qualified in its entirety by reference to the full text of the Amendment. A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.02            Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

The issuance of the securities in the Transaction was exempt from registration under the Securities Act of 1933, as amended, in reliance on the registration exemption contained in Section 4(2) thereof.

Item 3.03            Material Modification to Rights of Security Holders

The information provided in Items 1.01 and 5.03 hereto is incorporated by reference into this Item 3.03.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 29, 2011, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Restated Certificate with the Secretary of State of the State of Delaware. The Certificate of Amendment was approved by the Company’s stockholders at the Special Meeting of Stockholders held on September 29, 2011 in connection with the Transaction (the “Special Meeting”). The Certificate of Amendment became effective upon filing. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

On September 30, 2011, immediately prior to the consummation of the Transaction, the Company filed its Amended and Restated Certificate of Designations with the Secretary of State of the State of Delaware. The Amended and Restated Certificate of Designations was approved by the Company’s stockholders at the Special Meeting. The Amended and Restated Certificate of Designations became effective upon filing. A copy of the Amended and Restated Certificate of Designations is attached as Exhibit 3.2 hereto and is incorporated by reference into this Item 5.03.

On September 30, 2011, following the consummation of the Transaction, the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination of the Series A Preferred Stock (the “Certificate of Elimination”) to eliminate all issued and outstanding shares of Series A Preferred Stock, thereby removing the Amended and Restated Certificate of Designations from the Company’s Restated Certificate. The Certificate of Elimination became effective upon filing. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.3 and is incorporated by reference into this Item 5.03. The above description is qualified in its entirety by reference to the attached Certificate of Elimination.

Item 5.07            Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the stockholders voted on and approved the following proposals stated in the Proxy Statement dated August 22, 2011.

1)              Approval of the transaction concerning the accelerated mandatory conversion of the Company’s Series A Convertible Preferred Stock, including the issuance of approximately 51,902,000 shares of the Company’s common stock (part of which may include shares of non-voting common stock) in connection with the acceleration of the mandatory conversion date of the preferred stock.(1)

	For	Against	Abstain	Broker Non-Votes
Voting Standard #1	61,076,207	498,730	10,836,903	0
Voting Standard #2	23,634,168	498,730	10,836,903	0

(1)           Proposal #1 required the affirmative vote of both (i) a majority of the votes cast by the holders of Voting Common Stock and Series A Preferred Stock, voting together as a single class, at the Special Meeting—i.e., the number of votes cast “FOR” the proposal had to exceed the number of votes cast “AGAINST” the proposal (“Voting Standard #1”); and (ii) a majority of the votes cast by the holders of Voting Common Stock (not including the votes of any holder of Series A Preferred Stock or Voting Common Stock held by any holder of Series A Preferred Stock or its affiliates) at the Special Meeting—i.e., the number of votes cast “FOR” the proposal had to exceed the number of votes cast “AGAINST” the proposal (“Voting Standard #2”).

2)              Approval of an amendment and restatement of the Certificate of Designations for Series A Convertible Preferred Stock to authorize a special payment-in-kind dividend of an aggregate of approximately 7,300 shares of preferred stock, among other things.(2)

	For	Against	Abstain	Broker Non-Votes
Voting Standard #3	61,060,007	515,095	10,836,738	0
Voting Standard #4	66,830	0	0	0

3)              Approval of an amendment and restatement of the Certificate of Designations for Series A Convertible Preferred Stock to accelerate the mandatory conversion of the preferred stock at a conversion price of $1.50 per share, among other things.(2)

	For	Against	Abstain	Broker Non-Votes
Voting Standard #3	61,203,783	371,154	10,836,738	0
Voting Standard #4	66,830	0	0	0

4)              Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which will amend the terms of the Company’s class of convertible non-voting common stock.

For	Against	Abstain	Broker Non-Votes
61,161,283	416,119	10,836,738	0

5)              Approval of the adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the Special Meeting to constitute a quorum for purposes of the Special Meeting or to solicit additional proxies in favor of the approval of the above proposals.

For	Against	Abstain	Broker Non-Votes
60,663,359	908,743	10,836,738	0

(2)           Proposals #2 and #3 required the affirmative vote of both (i) the affirmative vote of a majority of the outstanding stock entitled to vote thereon at the Meeting—i.e., a majority of the outstanding Voting Common Stock and Series A Preferred Stock, voting together as a single class (“Voting Standard #3”), and (ii) the approval of a majority of the outstanding shares of the Series A Preferred Stock, as a class (“Voting Standard #4”).

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits

The following exhibits are being filed herewith:

3.1           Certificate of Amendment to Guaranty Bancorp’s Second Amended and Restated Certificate of Incorporation.

3.2           Amended and Restated Certificate of Designations for Series A Convertible Preferred Stock of Guaranty Bancorp.

3.3           Certificate of Elimination of the Series A Convertible Preferred Stock of Guaranty Bancorp.

10.1         Amendment No. 3 to Investment Agreement, dated as of September 30, 2011, by and among Guaranty Bancorp and the Investors named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

	By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, CFO and Secretary

Date: October 3, 2011